Virtus Global Opportunities Fund

and Virtus Greater European Opportunities Fund,

each a series of Virtus Opportunities Trust

Supplement dated December 31, 2014 to the Summary Prospectus and Statutory Prospectus dated January 28, 2014, as supplemented and revised

Important Notice to Investors

Effective January 1, 2015 the following disclosure changes are being made to the funds’ prospectuses.

Virtus Global Opportunities Fund

The disclosure under “Portfolio Management” in the fund’s summary prospectus and summary section of the statutory prospectus is hereby replaced with the following:

➢	Matthew Benkendorf, a Director at Vontobel, is a manager of the fund. Mr. Benkendorf has served as Deputy Portfolio Manager of the fund since January 2015 and previously served as Co-Portfolio Manager (2009 through 2014).
➢	Rajiv Jain, a Managing Director at Vontobel, is a manager of the fund. Mr. Jain has served as Lead Portfolio Manager of the fund since January 2015 and previously served as Co-Portfolio Manager (2009 through 2014).

Virtus Greater European Opportunities Fund

The disclosure under “Portfolio Management” in the fund’s summary prospectus and summary section of the statutory prospectus is hereby replaced with the following:

➢	Rajiv Jain, a Managing Director at Vontobel, is a manager of the fund. Mr. Jain has served as Lead Portfolio Manager of the fund since January 2015 and previously served as Co-Portfolio Manager (March 2013 through 2014).
➢	Daniel Kranson, CFA, a Portfolio Manager at Vontobel, is a manager of the fund. Mr. Kranson has served as Deputy Portfolio Manager of the fund since January 2015 and previously served as Co-Portfolio Manager (March 2013 through 2014).

Both Funds

The disclosure under “Vontobel” in the section “The Subadvisers” in the funds’ statutory prospectus is hereby replaced in its entirety with the following:

Virtus Foreign Opportunities Fund	Rajiv Jain (since 2002)
Virtus Global Opportunities Fund	Matthew Benkendorf (since 2009) Rajiv Jain (since 2009)
Virtus Greater European Opportunities Fund	Rajiv Jain (since March 2013) Daniel Kranson, CFA (since March 2013)

Matthew Benkendorf. Mr. Benkendorf is a Managing Director (since April 2013). He serves as Deputy Portfolio Manager of the Global Opportunities Fund (since January 2015) and previously served as Co-Portfolio Manager (2009 through 2014). Previously at Vontobel he served as Executive Director (April 2012 to April 2013); Director (July 2009 to April 2012); Vice President (2007 to 2009); Assistant Vice President (2005 to 2007); and Senior Research Analyst (2002 to 2005). Mr. Benkendorf joined Vontobel in 1999 as a Portfolio Administrator.

Daniel Kranson, CFA. Mr. Kranson is Portfolio Manager, European Equity of Vontobel. He serves as Deputy Portfolio Manager of the Greater European Opportunities Fund (since January 2015) and previously served as Co-Portfolio Manager (March 2013 through 2014). Mr. Kranson joined Vontobel in 2007 as a senior research analyst with a primary focus on consumer staples, energy, health care, and materials stocks. Previously, he was at Scout Capital Management as an analyst (from 2006 to 2007) and at Sanford C. Bernstein & Co. as a sell side analyst (from 1999 to 2006).

Rajiv Jain. Mr. Jain is a Managing Director (since 2002) of Vontobel. He serves as sole Portfolio Manager of the Foreign Opportunities Fund (since 2002); Lead Portfolio Manager (since January 2015) of the Global Opportunities Fund (Co-Portfolio Manager, 2009 through 2014); and Lead Portfolio Manager (since January 2015) of the Greater European Opportunities Fund (Co-Portfolio Manager, March 2013 through 2014). He joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios. He has been a portfolio manager of Vontobel’s global equity products since 2002.

Investors should retain this supplement with

the Prospectuses for future reference.

VOT 8020/VontobelPMs (12/2014)